Exhibit 10.271

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “First Amendment”) is effective as of November 4, 2024 (the “First Amendment Effective Date”) by and between BAMKO, LLC, a Delaware limited liability company (the “Company”), and JAKE HIMELSTEIN (“Employee”). Employee and the Company are each referred to herein as a “Party” and collectively as the “Parties.”

BACKGROUND

A.    The Parties entered into that certain Employment Agreement, effective July 1, 2021 (the “Employment Agreement”), in connection with Employee becoming President of BAMKO, LLC (which now is part of the Branded Products segment).

B.    The Parties recently determined that in order to more effectively pursue potential acquisitions and for other reasons, the Employment Agreement should be amended.

C.    The Parties desire to enter into this First Amendment to amend and modify the Employment Agreement and the terms and conditions of the employment relationship between the Company and Employee.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein and for other good and valuable consideration, the Parties agree that the Employment Agreement is hereby amended and modified as follows:

1.    Background. As of the First Amendment Effective Date, the recitals set forth under the heading “Background” are hereby deleted and replaced in their entirety as follows:

A.         The Company acquired substantially all of the assets owned or used by BAMKO, Inc., a California corporation, which is now named PEKMA, Inc. (“Original BAMKO”), pursuant to an Asset Purchase Agreement between the Company, Original BAMKO, Employee and all the other shareholders of Original BAMKO (the “Purchase Agreement”).

B.         Employee was a shareholder and executive officer of Original BAMKO prior to the Purchase Agreement, and accepted employment with the Company following the closing of the transactions contemplated by the Purchase Agreement (the “Transaction”), and Employee has and will continue to substantially benefit from the Transaction.

C.         Employee has been employed with the Company since March 1, 2016 and currently holds the title of President.

D.         Employee’s services are of a special, unique, unusual, extraordinary, and intellectual character, and will remain so.

E.         Employee acknowledges that he is and will continue to be employed in a key senior management role with the Company, and that the Company bestows upon and expects from Employee a great deal of responsibility, trust, and reliance.

F.         During the course of Employee’s employment with the Company, the Company has and will impart to Employee certain proprietary, confidential, and/or trade secret information, data, and/or materials of a Company Party (defined below).

E.         It is essential to the conduct of the Company’s business, the sale of its products, and the provision of its services that all proprietary, confidential, and/or trade secret information, data, and/or materials of the Company Parties be kept confidential and that the professional and business relationships of the Company Parties be protected.

2.    Term of Employment. As of the First Amendment Effective Date, Section 2 of the Employment Agreement is amended such that “December 31, 2026” is deleted and replaced with “December 31, 2027”.

3.    Salary Compensation. As of January 1, 2025, Section 4.1 of the Employment Agreement shall be amended such that “TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000.00)” is deleted and replaced with “FOUR HUNDRED THOUSAND DOLLARS ($400,000.00)”.

4.    Exhibit 1. Effective starting with the 2025 fiscal year, the Bonus Plan attached as Exhibit “1” to this First Amendment shall amend and replace the Exhibit “1” originally attached to the Employment Agreement.

5.    Other Insurance Programs. As of January 1, 2025, Section 4.3(b) of the Employment Agreement shall be deleted in its entirety.

6.    Sale Compensation. As of the First Amendment Effective Date, a new subsection 4.5 is added to the Employment Agreement as follows:

“4.5          Sale Compensation. If the Parent sells to an entity that is not an Affiliate of the Parent all or substantially all of the assets or equity of one of its subsidiaries and/or divisions that is not part of Employee’s direct area of responsibility as President of the Branded Products segment (each, a “Disposal”) and with the proceeds from and within ninety (90) days after that Disposal the Parent pays a special dividend to its shareholders, the Company shall within ninety (90) days after December 31, 2026 pay Employee an amount equal to the product of (x) the per share amount of that special dividend times (y) the number of Performance Shares granted to Employee pursuant to Employee’s Performance Shares Agreement, dated July 1, 2021 (“PSA”) that are unvested as of the date the special dividend was paid and that vested as of the Vesting Date (as defined in the PSA).”

7.    Termination Without Cause. As of the First Amendment Effective Date, Section 5.3 of the Employment Agreement shall be amended such that the following shall be added as Section 5.3.1: “The Company may terminate Employee’s employment hereunder without Cause at any time, by providing Employee thirty (30) days’ prior written notice of such termination.”

8.    Effect of Termination.

8.1    Section 5.4(c). As of January 1, 2027, Section 5.4(c) of the Employment Agreement is amended such that “2.0 times” is deleted and replaced with “1.0 times”.

8.2    Section 5.4(d). As of the First Amendment Effective Date, Section 5.4(d) of the Employment Agreement is hereby deleted and replaced in its entirety as follows:

“(d)

(A)          Prior to resignation for Good Reason, Employee is required to give written notice to the Company of the intent to resign for Good Reason, describing the reason for the resignation in sufficient detail in order to allow the Company the opportunity to address the situation. Such notice must be provided within thirty (30) days of the event(s) constituting Good Reason and must be given at least thirty (30) days in advance of the effective date of resignation. The Company shall be entitled to ninety (90) days after the date of Employee’s written notice during which it can cure the situation or breach, as applicable. If the situation or breach, as applicable, has not been cured within ninety (90) days after the date of Employee’s written notice, Employee may then resign for Good Reason, by written notice, effective immediately, which date shall be the Effective Date of resignation.

(B)          For purposes of this Agreement, “Good Reason” shall mean, without the Employee’s consent, the occurrence of any one or more of the following events (i) a material adverse reduction in Employee’s authority, duties, or responsibilities (other than temporarily while Employee is physically or mentally incapacitated or as required by applicable law); (ii) Employee is required by the Company to reside in a location not of his choosing; or (ii) the Company’s uncured breach of a material provision of this Agreement.”

9.    Notice of Intent to Extend. As of the First Amendment Effective Date, a new subsection 5.5 is added to the Employment Agreement as follows:

“5.5          Notice of Intent to Extend. The Company agrees to provide the Employee written notice of the Company’s desire to extend the Employment Agreement no later than six (6) months before the expiration of the Employment Agreement.”

10.    Exception to Restrictions on Competition. As of the First Amendment Effective Date, a new subsection 10.1 is added to the Employment Agreement as follows:

“10.1.          Exception to Restrictions on Competition. If the Company fails to provide the notice required under Section 5.5 by the specified deadline, the post-termination restrictions provided in Section 10 (Restrictions on Competition) shall be modified to allow the Employee to work for an entity that acts solely as either a service provider or supplier to the Business. For clarity, the restrictions on competition in Section 10 shall continue to apply to any entity that functions as both a service provider and a distributor and/or as both a supplier and a distributor, as well as to all entities that are not service providers or suppliers.”

11.    Notice: As of the First Amendment Effective Date, the physical mailing address for the Company in Section 22 of the Employment Agreement shall be deleted and replaced in its entirety as follows:

“200 Central Ave.

Suite 2000

St. Petersburg, FL 33701”

12.    Specific Acknowledgement. The Parties acknowledge and agree that the terms described in this First Amendment, including, but not limited to, the change in compensation, are agreed to voluntarily by the Parties and do not constitute “Good Reason” or a material adverse reduction of Employee’s title, job duties, or responsibilities inconsistent with Employee’s position pursuant to the Employment Agreement.

13.    Headings. The Parties acknowledge that the headings in this First Amendment are for convenience of reference only and shall not control or affect the meaning or construction of this First Amendment.

14.    Entire Agreement. This First Amendment records the final, complete, and exclusive understanding among the Parties regarding the amendment of the Employment Agreement and supersedes any and all other prior oral or written agreements, proposals, representations, communications, and/or understandings between Employee and the Company related to the subject matter of this First Amendment, and Employee has not relied upon any representation that is not expressly set forth in this First Amendment. Except as expressly amended or modified by this First Amendment, the Employment Agreement remains in full force and effect. In the event of a conflict or inconsistency between the provisions of this First Amendment and the Employment Agreement, the provisions of this First Amendment shall control and govern.

15.    Governing Law. This First Amendment shall be deemed to have been made and entered into in the State of Delaware and shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions therein. Employee acknowledges that this First Amendment is governed by 6 DE Code § 2708 and it shall conclusively be presumed to be a significant, material and reasonable relationship with this State of Delaware and it shall be enforced whether or not there are other relationships with this State of Delaware. To the extent that any dispute, controversy, or claim under this First Amendment arises that is not subject to Arbitration pursuant to Section 23 of the Employment Agreement (“Claim”) or a party breaches Section 23 of the Employment Agreement, the parties agree that the exclusive venue and jurisdiction with respect to any such Claim or dispute shall be in either the Superior Court of Delaware or the federal courts for the District of Delaware. Employee indicates that he has in fact been represented by counsel of his choice and received advice from such counsel in entering this First Amendment. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING UNDER SECTION 16 OF THE EMPLOYMENT AGREEMENT AND ARBITRATION IN DELAWARE AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES ACKNOWLEDGE THAT DELAWARE HAS PERSONAL JURISDICTION OVER THEM AND THAT THEY SHALL NOT CHALLENGE PERSONAL JURISDICTION IN ANY ACTION OR ARBITRATION BROUGHT IN THOSE FORUMS AS APPLICABLE PURSUANT TO THIS FIRST AMENDMENT OR THE EMPLOYMENT AGREEMENT.

16.    General Acknowledgements. Employee acknowledges that Employee has read and understands the provisions of this First Amendment, that Employee has been given an opportunity for Employee’s legal counsel to review this First Amendment, that the provisions of this First Amendment are reasonable, that Employee enters into this First Amendment voluntarily without duress or pressure from the Company or any Company Party and with full knowledge and understanding of the contents, nature, and effect of this First Amendment, and that Employee has received a copy of this First Amendment.

17.    Capitalized Terms. Capitalized terms not defined in this First Amendment shall have the meanings ascribed to them in the Employment Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this First Amendment as of the First Amendment Effective Date.

EMPLOYEE: _/s/ Jake Himelstein___________________________ Jake Himelstein Date Signed: _________________________________

COMPANY:

BAMKO, LLC

a Delaware limited liability company

By its Sole Member, Superior Group of Companies, Inc.

By: ___________________________

Name: _________________________

Title: __________________________

EXHIBIT 1

Bonus Plan (effective as of January 1, 2025)

Pre-Tax Hybrid Income Bonus –

2025, 2026, and 2027 Calendar Years:

Employee shall be paid a Pre-Tax Hybrid Income Bonus for each of the calendar years 2025, 2026, and 2027 that shall be calculated as [***] ([***]%) multiplied by the Company’s Pre-Tax Hybrid Income (as defined below) for the applicable year or any portion thereof in which Employee remains employed by the Company.  This bonus is non-discretionary and shall be paid to Employee regardless of personal performance.  This bonus shall be paid by no later than March 15th in the year after it is earned.

For purposes of this Exhibit 1 (Bonus Plan), “Company” shall mean BAMKO, LLC, including all of its present and future-formed subsidiaries, plus any other division(s) added to Grantee’s responsibilities by Superior Group of Companies, Inc., which as of the First Amendment Effective Date is solely the HPI division.

“Pre-Tax Hybrid Income” shall be calculated as follows:  (a) the EBITDA of consolidated BAMKO plus that of any other divisions added to Grantee’s responsibilities by Superior Group of Companies, Inc. for the applicable calendar year, plus any expense from contingent liabilities, plus the accrual, if any, for Employee’s Pre-Tax Hybrid Income Bonus, minus any income recognized from adjustments to contingent liabilities from acquisitions made by BAMKO and/or another division added to Grantee’s responsibilities, less (b) for any acquisition(s) that closed between First Amendment Effective Date and December 31, 2027, inclusive, [***] percent ([***]%) of the greater of (i) the projected amount of acquired EBITDA that is expected to be achieved over the first twelve (12) months starting with the date that the acquisition closed, as determined by Superior Group of Companies, Inc., or (ii) the trailing twelve (12) month EBITDA of the entity from which the acquired assets and/or equity were purchased as of the date that the acquisition closed, as determined by Superior Group of Companies, Inc. (in the case of (i) and/or (ii), prorated during the fiscal year in which the acquisition closed based on the amount of time from the closing of the acquisition through the end of that fiscal year).

“EBITDA” shall mean earnings before interest, taxes, depreciation, and amortization.

For purposes of this bonus calculation, the pre-tax income shall be calculated in accordance with accounting principles generally accepted in the United States of America, based upon BAMKO, LLC’s and/or the additional division’s financial statements.

For illustrative purposes:

●	Assume the Company acquires one (1) company on January 1, 2025 and that company’s applicable acquired EBITDA is $[***]:
o	If the Company’s Pre-Tax Hybrid Income for 2025 is $[***], Employee shall earn a Pre-Tax Hybrid Income Bonus in the amount of $[***] (i.e., ($[***]-$[***]) x [***] = $[***]).
●	Assume the Company then acquires one (1) additional company on July 1, 2026 and that company’s applicable acquired EBITDA is $[***], resulting in a combined acquired EBITDA in 2025 and 2026 of $[***]:
o	If the Company’s Pre-Tax Hybrid Income for 2026 is $[***], Employee shall earn a Pre-Tax Hybrid Income Bonus in the amount of $[***] (i.e., ($[***]-$[***]) x [***] = $[***]).
●

Assume the Company then acquires one (1) additional company on January 1, 2027 and that company’s applicable acquired EBITDA is $[***], resulting in a combined acquired EBITDA in 2025, 2026, and 2027 of $[***]:

If the Company’s Pre-Tax Hybrid Income for 2027 is $[***], Employee shall earn a Pre-Tax Hybrid Income Bonus in the amount of $[***] (i.e., ($[***]-$[***]) x [***] = $[***]).